Exhibit 10.3

AMENDMENT TO

FOURTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amendment (this “Amendment”) to the Fourth Amended and Restated Limited Liability Company Agreement dated as of May 16, 2018 (as amended from time to time, collectively, the “LLC Agreement”), of Pluralsight Holdings, LLC, a Delaware limited liability company (the “Company”), is made and entered into as of March 7, 2021, by and among the Company and the Members of the Company who are signatories hereto. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the LLC Agreement.

RECITALS

WHEREAS, in accordance with Section 16.03 of the LLC Agreement, the LLC Agreement may be amended or modified as set forth herein upon the consent of Pluralsight, Inc. (the “Corporation”) and a majority of the Common Units entitled to vote then outstanding (excluding for purposes of such calculation all Common Units held directly or indirectly by the Corporation) (collectively the “Requisite Members”);

WHEREAS, the undersigned Members desire to amend and modify the terms of the LLC Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, constituting the Corporation and the Requisite Members, agree as follows:

1. Amendments to Section 10.09 of the LLC Agreement. Section 10.09 of the LLC Agreement shall be amended and restated to read in its entirety as follows:

(a) In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to Class A Common Stock (a “Pubco Offer”) is proposed by the Corporation or is proposed to the Corporation or its stockholders and approved by the Corporate Board or is otherwise effected or to be effected with the consent or approval of the Corporate Board, the Common Unitholders shall be permitted to participate in such Pubco Offer by delivery of a Redemption Notice to be effective only as of immediately prior to the expiration of the Pubco Offer (or at such other time as may be reasonably determined by the Corporation in order to facilitate the consummation of the Pubco Offer) and tendering the shares of Class A Common Stock issuable in respect of such Redemption Notice into the Pubco Offer prior to the scheduled expiration time of the Pubco Offer; provided that any such Redemption Notice and the redemption effected thereby shall be void nunc pro tunc and deemed not to have occurred if the Pubco Offer in connection with which it was delivered is not consummated. In the case of a Pubco Offer proposed by the Corporation, the Corporation will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the Common Unitholders to participate in such Pubco Offer to the same extent or on an economically equivalent basis as the holders of shares of Class A Common Stock without discrimination; provided, that without limiting the generality of this sentence (and without limiting the ability of any Member holding Common Units to consummate a Redemption at any time pursuant to the terms of this Agreement), the Manager will use its reasonable best efforts expeditiously and in good faith to ensure that either (i) such Common Unitholders may participate in such Pubco Offer without being required to have their Common Units and shares of Class B Common Stock or Class C Common Stock, as the case may be, redeemed or (ii) if such redemption is necessary or advisable, to ensure that any such redemption shall be effective only as of immediately prior to the expiration of the Pubco Offer (or at such other time as may be reasonably determined by the Corporation in order to facilitate the consummation of the Pubco Offer and that such shares of Class A Common Stock issuable in respect of such redemption are tendered into the Pubco Offer prior to the scheduled expiration time of the Pubco Offer), but shall be void nunc pro tunc and deemed not to have occurred if the Pubco Offer in connection with which it was delivered is not consummated. The Company may establish additional procedures and requirements as it deems necessary or advisable to facilitate the participation in the Pubco Offer of shares of Class A Common Stock delivered in respect of a Redemption Notice delivered pursuant to this Section 10.09(a) and the consummation of the Pubco Offer, and to otherwise carry out the intent of this Section 10.09(a). For the avoidance of doubt, in no event shall Common Unitholders be entitled to receive in such Pubco Offer aggregate consideration for each Common Unit that is greater than the consideration payable in respect of each share of Class A Common Stock in connection with a Pubco Offer (it being understood that payments under or in respect of the Tax Receivable Agreement shall not be considered part of any such consideration).

(b) The Corporation shall send written notice to the Company and the Common Unitholders at least twenty (20) Business Days prior to the closing of the transactions contemplated by the Pubco Offer notifying them of their rights pursuant to this Section 10.09, and setting forth (i) a copy of the written proposal or agreement pursuant to which the Pubco Offer will be effected, (ii) the consideration payable in connection therewith, (iii) the terms and conditions of transfer and payment and (iv) the date and location of and procedures for selling Common Units or shares of Class A Common Stock delivered in respect of a Redemption Notice delivered pursuant to Section 10.09(a). A public filing by the Corporation or by the Person making such Pubco Offer with the Securities and Exchange Commission containing the information set forth in the prior sentence shall constitute sufficient notice for purposes of this Section 10.09(b). In the event that the information set forth in such notice changes from that set forth in the initial notice, a subsequent notice shall be delivered by the Corporation no less than five (5) Business Days prior to the closing of the Pubco Offer.

2. Miscellaneous.

(a) The amendment to Section 10.09 above shall be effective as of date hereof.

(b) The parties hereto hereby consent to the amendment of the LLC Agreement as set forth herein, such consent constituting the requisite consent of the Corporation and the Requisite Members necessary to effect such amendment pursuant to Section 16.03 of the LLC Agreement. Except as expressly modified herein, the LLC Agreement is unchanged and remains in full force and effect.

(c) This Amendment and any dispute arising out of or relating to this Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(d) Facsimile or electronic transmission of any signed original document and/or retransmission of any signed facsimile or electronic transmission will be deemed the same as delivery of an original. This Amendment may be executed in counterparts, each of which when executed shall be deemed to be an original, and all of which shall constitute one and the same agreement.

(e) This Amendment shall be binding upon, and shall inure to the benefit of, the parties to this Amendment and their respective heirs, personal representatives, executors, successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

PLURALSIGHT, INC.

By:	/s/ Aaron Skonnard
Name:	Aaron Skonnard
Title:	Chief Executive Officer

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

ARNE DUNCAN

/s/ Arne Duncan

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

AARON SKONNARD

/s/ Aaron Skonnard

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

BRAD RENCHER

/s/ Brad Rencher

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

GARY CRITTENDEN

/s/ Gary Crittenden

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

KARENANN TERRELL

/s/ Karenann Terrell

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

SCOTT DORSEY

/s/ Scott Dorsey

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

TIM MAUDLIN

/s/ Tim Maudlin

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

SKONNARD CONSULTING, INC.

By:	/s/ Aaron Skonnard
Name:	Aaron Skonnard
Title:	Chief Executive Officer

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

THE SKONNARD FAMILY GRAT 2021

By:	/s/ Aaron Skonnard
Name:	Aaron Skonnard
Title:	Trustee

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

THE TRUE NORD TRUST

By:	/s/ Stephen Sargent
Name:	Stephen Sargent
Title:	Trustee

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

AARON & MONICA SKONNARD REVOCABLE TRUST

By:	/s/ Aaron Skonnard
Name:	Aaron Skonnard
Title:	Trustee

By:	/s/ Monica Skonnard
Name:	Monica Skonnard
Title:	Trustee

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

CENTERPINE LLC

By:	/s/ Brad Rencher
Name:	Brad Rencher
Title:	Manager

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

FREDERICK A. ONION REVOCABLE TRUST

By:	/s/ Frederick Onion
Name:	Frederick Onion
Title:	Co-Trustee

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

ONION CONSULTING, INC.

By:	/s/ Frederick Onion
Name:	Frederick Onion
Title:	President

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

BEAR MOUNTAIN RANCH ASSET MANAGEMENT, LLC

By:	/s/ Gary Crittenden
Name:	Gary Crittenden
Title:	Managing Member

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

KAREN A TERRELL LIVING TRUST

By:	/s/ Karenann Terrell
Name:	Karenann Terrell
Title:	Trustee

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

AERO VENTURES, LLC

By:	/s/ Scott Dorsey
Name:	Scott Dorsey
Title:	Manager

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

TIMOTHY I. MAUDLIN REVOCABLE TRUST

By:	/s/ Tim Maudlin
Name:	Tim Maudlin
Title:	Trustee

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

JANICE K. MAUDLIN REVOCABLE TRUST

By:	/s/ Tim Maudlin
Name:	Tim Maudlin
Title:	Trustee

By:	/s/ Janice Maudlin
Name:	Janice Maudlin
Title:	Trustee

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

TIMOTHY I. MAUDLIN 2019 TRUST

By:	/s/ Tim Maudlin
Name:	Tim Maudlin
Title:	Trustee

[Signature Page to Amendment to LLC Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first written above.

TIMOTHY I. MAUDLIN 2020 TRUST

By:	/s/ Tim Maudlin
Name:	Tim Maudlin
Title:	Trustee

[Signature Page to Amendment to LLC Agreement]